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                                  EXHIBIT  10.34


                  MULTITRADE GROUP, INC. AND BASSETT-WALKER, INC.

                                  STEAM AGREEMENT

            STEAM AGREEMENT dated as of March 1, 1993, between Multitrade Group, Inc. a corporation organized and existing under the laws of the Commonwealth of Virginia ("Multitrade"), and Bassett-Walker, Inc., a corporation organized and existing under the laws of the Commonwealth of Virginia ("Bassett-Walker").

                                  R E C I T A L S


            WHEREAS, Multitrade is the owner of a steam production facility and steam distribution system (collectively, the "System") located in Henry County, Virginia and capable of generating 100,000 pounds of steam per hour for 24 hours per day;


            WHEREAS, Multitrade and Bassett-Walker are parties to a Steam Agreement dated January 15, 1992 (the "Initial Agreement") pursuant to which Multitrade has supplied Bassett-Walker with Bassett-Walker's steam energy requirements for its manufacturing and warehouse facilities located at Rivermont Heights, Henry County, Virginia (the "Bassett-Walker Facilities");


            WHEREAS, the term of the Initial Agreement consists of a 1-year period ending on February 28, 1994; and


            WHEREAS, Multitrade and Bassett-Walker desire to continue the provision of steam energy services to Bassett-Walker following the expiration of the 1-year term under the Initial Agreement, for an additional period of 1 year from March 1, 1994 through February 28, 1995.


            NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements hereinafter set forth to be kept and performed, the parties hereto agree as follows:

                                 A G R E E M E N T


                              SECTION 1. DEFINITIONS.

            Unless the context otherwise requires, the following terms have, for purposes of this Agreement, the respective meanings set forth below:

            "AAA" means the American Arbitration Association and any successor organization.

            "Adjustment  Date" has the meaning  assigned to such term in Section
5.3 of this Agreement.



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            "Agreement" and "this Agreement" means this Steam Agreement dated as of March 1, 1993, between Multi-trade and Bassett-Walker.

            "Applicable Law" means any law, rule, regulation, ordinance, judgment, decree, permit or similar decision of any federal, state or local governmental authority, agency, court or similar body having jurisdiction, which is applicable to or affects the ownership, operation, testing, maintenance, leasing or use of the System, the Bassett-Walker Facilities or the sites upon which the System and Bassett-Walker Facilities are located.

            "Bassett-Walker" means Bassett-Walker, Inc., a Virginia corporation.

            "Bassett-Walker Facilities" means the manufacturing and warehouse facilities owned by Bassett-Walker located at Rivermont Heights, Henry County, Virginia.

            "Capacity Component" means the component of the steam price which takes into account the capacity cost to Multitrade of producing steam for delivery to Bassett-Walker under this Agreement, as calculated in accordance with Exhibit 5.2 and subject to adjustment pursuant to Section 5.3(c) of this Agreement.

            "Commencement Date"  means March 1, 1994.

            "Condensate Return" has the meaning assigned to such term in Section
7.1 of this Agreement.

            "Dedicated Capacity" means 100,000 pounds of dry saturated steam per hour at pressures up to 200 PSIG to be made available to Bassett-Walker from the System during the Term.

            "Fuel Component" means the component of the steam price which takes into account the cost incurred by Multitrade for wood, coal and other fuel used in producing steam for delivery to Bassett-Walker under this Agreement, as calculated in accordance with Exhibit 5.2 and subject to adjustment pursuant to
Section 5.3(a) of this Agreement.

            "Multitrade"  means Multitrade Group, Inc., a Virginia Corporation.

            "O&M Component" means the component of the steam price which takes into account the fixed and variable costs to Multitrade of operations and maintenance for the System, as calculated in accordance with Exhibits 5.2 and
5.3 and subject to adjustment pursuant to Section 5.3(b) of this Agreement.

            "Operating Year" means any applicable one-year period during the Term from March 1 through and including the next succeeding February 28 or 29 as may be applicable.

            "Point of Delivery"  means the discharge side of the steam meter.

            "PSIG"  means pounds per square inch gauge.



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            "Steam  Meter"  means  the  steam  flow,   pressure   recording  and
totalizing steam meter located on the low pressure side of the pressure reducing station in the System.

            "System" means the steam production facility and steam distribution system, owned and operated by Multitrade and located in Henry County, Virginia, capable of generating up to 100,000 pounds per hour of steam for 24 hours per day, subject to interruptions as contemplated by Section 9 of this Agreement.

            "Technician" means an independent technician, reasonably acceptable to Multitrade and Bassett-Walker, who has expertise in the operation and maintenance of steam production facilities similar to the System.

            "Term" means the one-year period commencing March 1, 1994 and ending February 28, 1995, during which Multitrade will provide steam energy services to Bassett-Walker in accordance with the provisions of this Agreement, and any additional one-year periods which both parties mutually agree to extend this Agreement in accordance with Section 13 hereof.


                      SECTION 2. COMMENCEMENT DATE AND TERM.

            Steam energy services shall commence under the terms of this Agreement on March 1, 1994 (the "Commencement Date"), and shall run continuously from such date until February 28, 1995 (such one-year period referred to herein as the "Term"), unless this Agreement shall have been terminated at an earlier date pursuant to the terms hereof. This Agreement may be renewed by the parties in accordance with Section 13 hereof.


                   SECTION 3. PURCHASE AND SALE OF STEAM ENERGY.

            3.1 PURCHASE AND SALE OBLIGATIONS. Subject to Section 4.2, 9.1 and 9.2, Bassett-Walker agrees to purchase and pay for and Multitrade agrees to sell steam energy generated by the System during the Term in an amount equal to 100 percent of the steam requirements for the Bassett-Walker Facilities; provided, however, that Multitrade shall not be obligated to sell to Bassett-Walker steam in excess of the Dedicated Capacity for such energy. The cost to Bassett-Walker for steam delivered to it shall be calculated in accordance with Section 5 hereof.

            3.2 DEDICATED CAPACITY. Subject to Section 9, Multitrade will make available to Bassett-Walker at the Point of Delivery on a daily 24-hour basis at least 100,000 pounds per hour of dry saturated steam at pressures up to 200 PSIG (the "Dedicated Capacity") during the Term of this Agreement.

            3.3 ADDITIONAL CAPACITY. Multitrade shall have the right to sell to others any steam produced by the System which is in excess of the Dedicated Capacity and Bassett-Walker's steam requirements. If at any time during the period of this Agreement Multitrade installs additional steam generating capacity, Bassett-Walker shall have the option to purchase any or all of the additional capacity at a rate and under terms similar to those set forth in this Agreement, subject to such adjustments as may be necessary to reflect additional costs associated with the additional capacity so purchased.



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            3.4 BASSETT-WALKER'S RIGHT TO PRODUCE OWN STEAM.  Bassett-Walker may
operate its own boilers for the production of steam energy only (a) during an interruption of the steam supply as contemplated by Section 9.1, (b) during the existence of incompatible additives in the steam supply as contemplated by
Section 4.2, (c) during testing, preventative maintenance and safety checks, (d) for the purpose of testing and maintaining its boilers while using natural gas as a fuel, and (e) any time steam from Multitrade is not adequate to fulfill Bassett-Walker's steam requirements, and in each case only for so long as and to the extent that such conditions or circumstances continue; provided, however, that in no circumstances shall Bassett-Walker operate its own boilers while using No. 6 fuel oil as a fuel at times when the System is in operation.


               SECTION 4. METERING; INSPECTIONS AND QUALITY CONTROL.

            4.1 QUALITY OF STEAM; METERING. Multitrade agrees to deliver to Bassett-Walker high quality steam, with standards of at least pH 9 (plus or minus 0.5) and 3 parts per million or less carryover, and to maintain a suitable steam flow, pressure recording and totalizing meter ("Steam Meter") located on the low pressure side of the pressure reducing station. Multitrade agrees to inject into the steam, to the satisfaction of Bassett-Walker, neutralizing and/or filming amine to reduce corrosion in the Condensate Return system.

            4.2 ADDITIVES. Multitrade recognizes that the steam purchased from it by Bassett-Walker will be injected into Bassett-Walker's dye process. Accordingly, Multitrade agrees that no additives shall be injected into the steam which it produces unless such additives are among those set forth on
Exhibit 4.2 or are otherwise compatible with Bassett-Walker's dye process and prior approval for such additives is received from Bassett-Walker. If additives are found in the steam produced by Multitrade which are not compatible with Bassett-Walker's dye process, Bassett-Walker shall not be obligated to purchase any steam containing such additives and shall have the right to operate its own boilers until the incompatible additives are removed.

            4.3    CALCULATION;    INSPECTION.    Multitrade    will   calculate
Bassett-Walker's monthly steam usage based on steam meter readings. Bassett-Walker will be entitled to adequate notice and opportunity to have its representative present at any time the meter is read and may inspect the steam meter charts at any time. If there is any dispute as to the steam meter's accuracy or condition, the disputing party may, at its own expense, engage the services of the Technician to test the Steam Meter, and the Technician's determination will be binding on the parties hereto. If the Technician determines that the Steam Meter is in need of repair or replacement, such repair or replacement will be made as soon as practicable at Multitrade's expense. The cost of the Technician will be borne by Multitrade if the meter is found to be in need of repair. Local representatives of Multitrade and Bassett-Walker, by mutual agreement, will determine the amount of steam furnished by Multitrade to Bassett-Walker for any period during which the Steam Meter is malfunctioning, and invoices will be adjusted in accordance with Exhibit 4.3.

            4.4 CALIBRATION. Multitrade agrees, at no expense to Bassett-Walker, to have the Steam Meter calibrated by the Technician at the end of 180 calendar days. A written report of the Technician's findings and calibrations will be submitted to Bassett-Walker.


                        SECTION 5. PAYMENT RATES AND TERMS.

            5.1 BASIS FOR PAYMENT. Bassett-Walker will pay monthly for the steam energy it purchases from Multitrade based on a unit price per 1,000 pounds of delivered, dry saturated



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steam,  as hereinafter  set  forth and measured in accordance  with Section 4.3.
All steam costs will be based on the steam actually delivered to the Point of Delivery at the Steam Flow Meter located in Bassett-Walker's existing boiler room.

            5.2 RATE  SCHEDULE.  Subject to adjustment  pursuant to Sections 5.3 and 7.3, the monthly rate which Bassett-Walker will pay for steam energy delivered by Multitrade will be determined in accordance with Exhibit 5.2. To the extent Bassett-Walker operates its own boilers for the production of steam energy during an interruption of Multitrade's supply of steam as contemplated by
Section 9.1, such monthly rate will be determined on the basis of the aggregate amount of steam supplied during such month by both Multitrade and Bassett-Walker. In all other circumstances where Bassett-Walker operates its own boilers for the production of steam energy, the monthly rate will be determined on the basis of the amount of steam supplied during such month by Multitrade alone.

            5.3   ADJUSTMENT OF STEAM RATES.

            (a) The rates used in Exhibit 5.2 for Fuel, Fixed O&M, and Variable O&M are stated in 1991 values. These components of the Steam Energy Price will be adjusted March 1, 1992, and on one-year anniversaries thereafter during the Term of this Agreement and any renewals thereafter. The 1992 adjustment will use the inflation rate published in the Producers Price Index "All Commodities" for 1991.

            (b) The Fuel, Fixed O&M and Variable O&M components will be increased or decreased on the March 1 anniversary dates using the rate of change in the Producers Price Index as published by the United States Department of Labor; "All Commodities" average index shall be used as the basis for adjustment of the Fuel and O&M components. Each adjustment in the steam component rates will use the inflation rate from the previous year. (See example of the Producers Price Index in Exhibit 5.3)

Calculation Example:

                                 Producers

                                PRICE INDEX   x    MULTIPLIER   =       RATE
                                -----------        ----------           ----

Fuel Component 1989: $2.22     112.2  (1989)  x    1.9786096    =       2.22
Fuel Component 1990:           116.3  (1990)  x    1.9786096    =       2.30
(rates rounded after three decimals, multiplier is used for example only.)


            The actual multiplier will be established using the Fuel Component Rate of $2.22 divided by the 1991 Producers Index. The multiplier established using the 1991 data will remain constant through the term of this Agreement.

            (c) The Capacity Component will remain firm during the Term of this Agreement.

            5.4 BILLING. The charges for steam energy consumed by Bassett-Walker will be billed monthly to Bassett-Walker by Multitrade and payments will be due within 15 days after receipt of an invoice substantially in the form of Exhibit
5.4. Multitrade may charge a 1.5% late charge on any bill not paid within 30 days of the due date. If any bill is not paid, including the late charge, within 30 days after the due date, Multitrade may discontinue service upon written notice to Bassett-Walker or exercise any other remedy provided in accordance with Section 10.2(a) hereof. No such discontinuation of service shall render Multitrade liable for damages or relieve Bassett-Walker from performance of its obligations hereunder as long as Multitrade is not in default under this Agreement at the time service is discontinued.

            5.5 TITLE TO STEAM. Title to and full responsibility for all steam energy sold and delivered by Multitrade to Bassett-Walker shall pass to Bassett-Walker at the Point of Delivery.

            5.6 ENERGY TAX. In the event any governmental authority imposes any new energy tax following the date of this Agreement that is applicable to or increases the cost of Multitrade's operation of the System or its delivery of steam energy to Bassett-Walker hereunder (whether imposed on the basis of fuel use, BTU content, energy produced or otherwise, and whether imposed directly on Multitrade or otherwise), (i) Multitrade shall absorb the cost associated with fifteen percent (15%) of any such tax, and (ii) Bassett-Walker shall reimburse Multitrade for the cost to Multitrade of eighty-five percent (85%) (the "Reimbursement Portion") of any such tax so as to hold Multitrade harmless from the imposition of the Reimbursement Portion of any such tax. The parties agree to negotiate in good faith, within 30 days following the end of the first calendar years in which any such tax is imposed, to determine the precise manner in which such Reimbursement Portion and amount will be determined and paid. Multitrade shall be entitled to recover from Bassett-Walker the actual cost to Multitrade of the Reimbursement Portion of any such tax, without any mark-up or gross-up (other than any such adjustment that is required to hold Multitrade harmless from the imposition of the Reimbursement Portion of such tax);
provided, that Bassett-Walker shall be required to reimburse Multitrade only with respect to that portion of the Reimbursement Portion of any such tax that is properly allocable to the steam produced by the System that is delivered to Bassett-Walker hereunder.


                          SECTION 6. OPERATION OF SYSTEM.

            6.1 MANNER OF OPERATION; NOTIFICATION. Multitrade agrees to use diligence to maintain and operate the System in such a manner as to avoid any interruption of service to Bassett-Walker. Multitrade shall notify Bassett-Walker in writing of its normal operating schedule, start-up and shut-down times and any changes thereto.

            6.2 BASSETT-WALKER'S OBLIGATIONS. Bassett-Walker shall, at no expense to Multitrade, ensure at all times that Bassett-Walker's equipment is appropriate for operation with the System and that a proper interface is maintained between such equipment and the System on Bassett-Walker's side of the Point of Delivery.


                        SECTION 7. STEAM CONDENSATE RETURN.

            7.1 STEAM CONDENSATE. Bassett-Walker agrees to return and deliver to Multitrade steam condensate ("Condensate Return") of a quality reasonably satisfactory to Multitrade consistent with the standards of pH, hardness, level of dissolved solids and conductivity set forth in Exhibit 7.1. Multitrade agrees to provide and maintain during the Term, at no expense to Bassett-Walker, the Condensate Return system currently in use in connection with the System, including, but not limited to, piping, insulation, pump system and flow/temperature recorder.

            7.2 PROVISION OF ELECTRICITY. Bassett-Walker agrees to furnish, at no cost to Multitrade, adequate electricity to operate the Condensate Return pump located on the premises of Bassett-Walker.

            7.3 CREDIT FOR THERMAL AND LIQUID VALUE OF CONDENSATE RETURN. During the Term, Bassett-Walker will be given credit on a monthly basis for the thermal value and liquid value of Condensate Return delivered to Multitrade by Bassett-Walker during the month covered by any invoice furnished pursuant to
Section 5.4. The amount of the thermal value credit to Bassett-Walker will be equal to the displaced fuel value (initially $2.22 per 1.2 million BTUs), as adjusted annually during the Term commensurate with any increase in the Fuel Component of the steam price. The amount of liquid value of Condensate Return credited to Bassett-Walker will be equal to $1.00 per thousand gallons of Condensate Return and will remain fixed for the Term.


                       SECTION 8. PURCHASE OF MAKE-UP WATER.

            8.1 TRANSPORT AND METERING. Multitrade agrees to purchase make-up water from Bassett-Walker when such water is available. Multitrade shall provide and maintain, at its own expense, the piping, pumps and equipment necessary to transport water from Bassett-Walker to the System's boiler. Multitrade shall provide and maintain the necessary metering or recording instrumentation required to determine the quantity and temperature of water furnished to Multitrade. Bassett-Walker agrees to provide, at no cost to Multitrade, the electricity required to operate any pumps necessary for the make-up water system.

            8.2 CREDIT FOR WATER. Multitrade shall credit Bassett-Walker for all make-up water received from Bassett-Walker in the amount of $1.00 per thousand gallons of water delivered. Credit for water received from Bassett-Walker during any one-month period shall be included in the invoice for steam covering such period. If such water is not available, or such water is unfit for use due to contamination, Multitrade shall have the right to seek other sources of make-up water.

            8.3 THERMAL CREDIT FOR MAKE-UP WATER. In the event make-up water received by Multitrade is heated above 80 degrees Fahrenheit, Multitrade will credit Bassett-Walker for the displaced fuel value of the BTUs contained in the hot water. Displaced fuel value will be equal to the Fuel Component of the steam rate in effect during the billing period. Thermal value of make-up water will be calculated using the method shown in Exhibit 5.4.


                 SECTION 9. INTERRUPTION OF SERVICE OR OPERATIONS.

            9.1 Multitrade agrees to give Bassett-Walker immediate notice by the fastest means possible of any unplanned interruption of the steam supply and to give as much written notice as possible of all planned interruptions of the steam supply. Any planned interruption of the steam supply will be coordinated with Bassett-Walker. The parties hereby acknowledge that, in accordance with state regulations, service will be interrupted annually for a period of one week to conduct a boiler inspection. An unplanned interruption of service that is attributable to any cause beyond Multitrade's control will not constitute a breach of this Agreement, and Multitrade will not be liable to Bassett-Walker for any damages arising out of or related to any such interruption, provided Multitrade exercises diligent efforts to restore normal operations as soon as possible. The shutdown of steam services is normally scheduled during the Week of July 4th each year; however, other periods may be used in lieu of July 4th Week as may be mutually agreeable.

            9.2 BUSINESS INTERRUPTION INSURANCE. If either party desires to obtain business interruption insurance for its respective facilities, each agrees, upon reasonable written notice to the other, to permit inspection of its facilities by representatives of the insurance company during reasonable working hours.


            SECTION 10.  INDEMNIFICATION AND LIMITATIONS OF LIABILITY.

            10.1  RECIPROCAL  INDEMNIFICATION.  Multitrade  and  Bassett-Walker,
respectively, as indemnitor, will indemnify the other, as indemnitee, and hold harmless it, its partners, officers, directors, agents and affiliates, and their respective successors and assigns, from and against any and all losses (excluding consequential losses), damages, expenses and liabilities suffered or paid as a result of any and all claims, demands, suits, causes of actions, proceedings, judgments and liabilities, including reasonable counsel fees incurred in litigation or otherwise, assessed, incurred or sustained by or against any such party with respect to or resulting from injuries to or death of persons, including, but not limited to, employees of either party hereto, and damage to or destruction of property, including, but not limited to, the property of either party hereto, arising out of, or in any way connected with, the failure to comply with any Applicable Law of any authority having proper jurisdiction, or the performance or non-performance of any provision of this Agreement, or any operations conducted hereunder, by indemnitor, its agents or employees, excepting only such injury, death, damage or destruction as may be caused by the gross negligence or willful misconduct of the indemnitee, its agents or employees. Each indemnitee shall, upon the indemnitor's request, (a) defend any suit asserting a claim covered by this indemnity and (b) if the indemnitor elects to control the defense of such suit, cooperate with the indemnitor in respect of any matter related to such defense. The indemnitor shall pay all costs that may be incurred by the indemnitee in enforcing this indemnity, including reasonable attorneys' fees, within 20 days of any written request therefore.

            10.2 LIMITATION OF LIABILITY. Neither Multitrade, Bassett-Walker, nor their respective partners, officers, directors, employees, representatives, agents or independent contractors, because of any of their respective acts or omissions relating to the ownership, use, construction, operation or maintenance of the System, or because of their respective compliance or noncompliance with this Agreement, shall have any liability, whether in contract, warranty, tort, strict liability, or other legal theory, for any indirect, incidental or consequential damages of the party, including but not limited to loss of anticipated profits, or revenues; loss of use of the System; non-operation or increased expense of operation of the System or the Condensate Return system, as applicable; and, increased cost of capital or cost of purchased or replacement steam.


                 SECTION 11. ADDITIONAL COVENANTS AND OBLIGATIONS.

            11.1 PRIMARY OBLIGOR. Multitrade shall have the right to contract with third parties for performance of all or part of its obligations under this Agreement, but Multitrade shall remain primarily responsible for the performance of its obligations thereunder.

            11.2 INSURANCE. Multitrade shall maintain in full force and effect, at its expense, casualty and liability insurance on the System and liability insurance for its undertakings hereunder equal to at least the amounts required by statute and the amounts customarily maintained in the industry for steam generating facilities of similar size and type as the System. Multitrade shall also maintain excess liability coverage with a minimum limit of $2,000,000.


               SECTION 12. ARBITRATION OF DISPUTES; ATTORNEY'S FEES.

            12.1 ARBITRATION.

                  (a) Any dispute between Multitrade and Bassett-Walker arising under or out of this Agreement shall, if not resolved amicably between the parties within 30 days after written notice of such dispute from one party to the other, be settled by arbitration pursuant to the rules of the American Arbitration Association ("AAA"). After the initial 30-day period following notice of a dispute, any party who has not obtained a satisfactory resolution of such dispute may be given written notice of arbitration hereunder to the other party. Within 30 days after the date of such notice of arbitration, each of Multitrade and Bassett-Walker shall appoint an arbitrator, which two arbitrators shall jointly select a third arbitrator who shall serve as chairman of the arbitration panel. If either Multitrade or Bassett-Walker does not select its arbitrator within 30 days after written notice of arbitration is given, or if the two arbitrators cannot agree upon a third arbitrator within 30 days after the appointment of the later of such two initial arbitrators, the AAA shall make the appointment or appointments from its panel of arbitrators. The arbitration proceedings shall take place in the state of Virginia or such place as may otherwise be mutually agreed to by the parties.

                  (b) The decision of the arbitrator shall be binding upon the parties and conclusive as to disputes relating to this Agreement. Upon rendering a decision, the arbitrators shall promptly execute and acknowledge the decision and deliver a copy to each party. A judgment confirming the decision may be rendered by any court that has jurisdiction over the matter.

                  (c) Pending resolution of any controversy or dispute, performance by each party shall continue so as to maintain the status quo as it existed prior to the initial notice of intention to request arbitration. Resolution of any controversy or dispute involving the payment of money by one party to the other shall include payment of interest, compounded monthly on all outstanding payments, at a rate per annum equal to the "prime interest rate" quoted from time to time by Chase Manhattan Bank, N. A. , or any successor bank thereto, plus one percent (1%).

            12.2 ATTORNEY'S FEES AND COST. In any arbitration or court proceeding to enforce any arbitration award made pursuant to this Section 13, each party shall be responsible for its respective legal costs. The cost of arbitration shall be split equally between the parties participating in the arbitration.


                               SECTION 13. RENEWAL.

            The steam energy services provided hereunder may be renewed by agreement of the parties hereto for successive periods of 1-year's duration. Provided the notifying party is not in default under any of the terms of this Agreement, either party wishing to negotiate for a renewal of this Agreement shall notify the other in writing of its desire to so negotiate on or before the last day of February, 1994 and by the last day of February for each renewal anniversary thereafter.


                            SECTION 14. MISCELLANEOUS.

            14.1 COMPLIANCE WITH LAWS. Multitrade agrees to operate the System up to the Point of Delivery in accordance with the requirements of all applicable municipal, state and Federal laws, ordinances, rules and regulations. Multitrade shall be primarily responsible for compliance with all present and future local, state or Federal laws, ordinances or regulations related to air quality, odor, noise, waste water disposal, solid waste disposal, or other conditions for the protection of the environment, or otherwise, which may apply to the System.

            14.2 AMENDMENT; ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties and supersedes all prior negotiations and oral understandings, if any, and may not be amended, supplemented or modified except by a written instrument signed by the parties hereto.

            14.3  ASSIGNMENT AND DELEGATION.

                  (a) Neither party may voluntarily assign all or any portion of its rights, nor delegate its duties, under this Agreement, without the written consent of the other party, except in connection with (i) a mortgage, hypothecation or pledge of a party's interest in this Agreement, or (ii) merger or sale of a substantial portion of a party's properties, which consent shall not be unreasonably withheld or delayed. Any such assignment or delegation made without such written consent shall be null and void. The addition of additional partners or investors to either party does not require consent pursuant to this
Section 14.3. For purposes of financing, each party consents to the other's assignment to a lender or lenders of its right, title, interests, powers and benefits under this Agreement, as security for a loan and the obligations of such party to such lender or lenders.

                  (b) If Bassett-Walker or its permitted successors shall transfer, sell, assign, convey or otherwise dispose of the site upon which Bassett-Walker's operations are located (the "Site"), such disposition shall be subject to the express condition that the transferee, assignee, purchaser or recipient of such conveyance or disposition shall assume all obligations of Bassett-Walker to be performed under this Agreement.

                  (c) The assignor shall be relieved of all further liability under this Agreement from and after the date of such transfer, assignment, sale or conveyance if the transferee, assignee, purchaser or recipient of such conveyance shall own the Site or System, as the case may be, and shall be successor to the obligations of the assignor.

            14.4 BINDING EFFECT; SUCCESSORS AND ASSIGNS. The terms and provisions of this Agreement and the respective rights and obligations hereunder of Multitrade and Bassett-Walker shall be binding upon, and inure to the benefit of, their respective permitted successors and assigns.

            14.5 INDEPENDENT SELLER. Multitrade shall perform hereunder as an independent seller and neither Multitrade nor Bassett-Walker shall be deemed in any way or for any purpose, by nature of this Agreement or otherwise, a partner, joint venturer, agent, employer or employee of the other.

            14.6 CHOICE OF LAW. This Agreement and any dispute arising herefrom shall be governed and interpreted in accordance with laws of the State of Virginia as applied to contracts made and wholly performed within said state.

            14.7 SECTION HEADINGS AND SUBHEADINGS. All Section headings and subheadings are inserted for convenience only and shall not affect any construction or interpretation of this Agreement.

            14.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to either party.

            14.9 NOTICE. Except as otherwise specifically provided for in this Agreement, all notices or other communications required or permitted hereunder will be in writing and deemed given (a) if delivered personally, (b) if sent by facsimile copy and receipt thereof is confirmed, or (c) if (i) deposited in the U.S. mail, registered mail, postage prepaid, return receipt requested or (ii) delivered to a nationally recognized express mail service which requires a receipt from the recipient, and, in either case, a receipt is obtained, and (d) in any case addressed as follows:

            To Multitrade:              To Bassett-Walker:

            Mr. B. E. Brammer           Mr. Stephen M. Fritz
            President                   Vice President, Finance
            Multitrade Group, Inc.      Bassett-Walker, Inc.
            Post Office Box 717         Post Office Box 5423
            Ridgeway, VA 24148          Martinsville, VA 24115


            Such addresses and personnel designations may be changed from time to time by either party by serving written notice as provided above.


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                       MULTITRADE GROUP, INC.



                                       By /s/ B.E. Brammer
                                          -------------------------------
                                          Its President


                                       BASSETT-WALKER, INC.



                                       By /s/ Stephen M. Fritz
                                          -------------------------------
                                          Its Vice President-Finance

                                    EXHIBIT 4.2

                                PERMITTED ADDITIVES

To Boiler:  Nalco 1720                   Feedwater Oxygen Control
            Nalco No. 7200               Scale Control
            Caustic Soda Liquid          Silica Control

Steam Main: Nalco No. 354                To Condensate for pH Control

                                    EXHIBIT 4.3

                         Method of Adjusting Steam Invoice
                   To Compensate for Malfunctioning Steam Meter

                  (No Adjustment for one percent plus or minus
                              of correct reading.)

STEP 1. Determine percentage meter error, either plus or minus, from calibration by independent Technician.

STEP 2. Total the volume of steam purchased by Bassett-Walker from the time of previous calibration to the time the meter was determined to be inaccurate. Example: If an October calibration indicated meter was 2% in error - total steam usage from previous calibration through the month of October.

STEP 3.     Multiply the total steam consumed by Bassett-Walker (the sum of STEP
            2) by the percentage of meter error, less the one percent plus or minus dead band.

STEP 4. Determine the average sale price of steam to Bassett-Walker during the period in question.

STEP 5. Multiply the product of STEP 3 by the average price determined in STEP 4.

STEP 6. Multiply the product of STEP 5 by 50% and the result equals the total credit or debit.

EXAMPLE:

September, 1984, calibration indicated three percent "plus" steam reading. Previous calibration accomplished in March, 1984.

STEP 1.     Plus three percent (3%) meter reading.

STEP 2.      34,495,200      September 1984
             36,257,200      August 1984
             27,172,400      July 1984
             35,243,659      June 1984
             39,248,699      May 1984
             35,248,489      April 1984
             ----------
             207,665,647     Total Pounds


STEP 3.      Sum of STEP 2:     207,665,647
             Total from  STEP 1
             less 1% Dead Band:    x      2% (3%  -  1%)
                                  -----------
                                   4,153,313 MLbs.

STEP 4.      Average Price for Steam:
             $  5.40    September 1984
                5.49    August 1984
                5.55    July 1984
                5.47    June 1984
                5.37    May 1984
                5.43    April 1984
             -------
             $ 32.71    divided by 6 = $5.45 avg. price per 1000 Lbs.


STEP 5.      Product of STEP 3:    4,153,313 Mlbs.
             Total from STEP 4       x $5.45 per Mlb.
                                 ------------
                                  $22,635.56


STEP 6.      Product of STEP 5:   $22,635.56
                                      x  50%
                                 -------------
                                 ($11,317.78) Net (credit) or debit



                                                           EXHIBIT 5.2.
                                        BASSETT WALKER MONTHLY STEAM VOLUME DISCOUNT RATES
                                                           March 1. 1993


Annual Production      10,625,000         31,450,000         53,125,000      74,375,000        95,625,000         116,875,000

                          0                2,500,001          5,000,001       7,500,001        10,000,001          12,500,001
Gross Lbs. Steam         to                  to                  to            to                to                 to
Delivered Monthly       2,500,000          5,000,000          7,500,000      10,000,000        12,500,000          15,000,000
                        ---------          ---------          ---------      ----------        ----------          ----------

Fuel                         2.23               2.23               2.23            2.23              2.23                2.23
Fixed O&M                   49.23              16.63               9.85            7.03              5.47                4.48
Variable O&M                 0.54               0.54               0.54            0.54              0.54                0.54
Capacity                     0.35               0.35               0.35            0.35              0.35                0.35
                             ----               ----               ----            ----              ----                ----

Total Steam
Billing Rate               $52.35             $19.75             $12.97          $10.15             $8.59               $7.60



Table (continued)

Annual Production      138,125,000        159,375,000        180,625,000        201,875,000         223,125,000        244,375,000

                        15,000,001         17,500,001         20,000,001         22,500,001          25,000,001         27,500,001
Gross Lbs. Steam          to                 to                 to                 to                 to                  to
Delivered Monthly       17,500,000         20,000,000         22,500,000         25,000,000          27,500,000         30,000,000
                        ----------         ----------         ----------         ----------          ----------         ----------

Fuel                          2.23               2.23               2.23               2.23                2.23               2.23
Fixed O&M                     3.78               3.28               2.90               2.60                2.34               2.13
Variable O&M                  0.54               0.54               0.54               0.54                0.54               0.54
Capacity                      0.35               0.35               0.35               0.35                0.35               0.35
                              ----               ----               ----               ----                ----               ----

Total Steam
Billing Rate                 $6.90              $6.40              $6.02              $5.72               $5.46              $5.25




==================== =================== ================== ==================

Annual Production      265,625,000        286,875,000        308,125,000        329,375,000        350,625,000         367,526,000

                        30,000,001         32,500,001         35,000,001         37,500,001         40,000,001          42,500,001
Gross Lbs. Steam        to                  to                 to                 to                 to                 to
Delivered Monthly       32,500,000         35,000,000         37,500,000         40,000,000         42,500,000          45,000,000
                        ----------         ----------         ----------         ----------         ----------          ----------

Fuel                          2.23               2.23               2.23               2.23               2.23                2.23
Fixed O&M                     1.97               1.82               1.70               1.59               1.49                1.42
Variable O&M                  0.54               0.54               0.54               0.54               0.54                0.54
Capacity                      0.35               0.35               0.35               0.35               0.35                0.35
                              ----               ----               ----               ----               ----                ----


Total Steam
Billing Rate                 $5.09              $4.94              $4.82              $4.71              $4.61               $4.54


Table (continued)

Annual Production      393,125,000        414,375,000        435,625,000        456,875,000         478,125,000        499,375,000

                        45,000,001         47,500,001         50,000,001         52,500,001          55,000,001         57,500,001
Gross Lbs. Steam         to                 to                 to                 to                 to                  to
Delivered Monthly       47,500,000         50,000,000         52,500,000         55,000,000          57,500,000         60,000,000
                        ----------         ----------         ----------         ----------          ----------         ----------

Fuel                          2.23               2.23               2.23               2.23                2.23               2.23
Fixed O&M                     1.33               1.26               1.20               1.15                1.10               1.04
Variable O&M                  0.54               0.54               0.54               0.54                0.54               0.54
Capacity                      0.35               0.35               0.35               0.35                0.35               0.35
                              ----               ----               ----               ----                ----               ----

Total Steam
Billing Rate
                             $4.45              $4.38              $4.32              $4.27               $4.22              $4.17





CONDENSATE CREDIT:
   Thermal Value:       equal to the displaced fuel value - $2.23 per 1,200,000
                          BTUs in 1991 Dollars
   Liquid Value:        $1.00 per thousand gallons

MAKE-UP WATER CREDIT:
    Thermal Value:      equal to the displaced fuel value - $2.23 per 1,200,000
                          BTUs in 1991 Dollars
    Liquid Value:       $1.00 per thousand gallons


                                   EXHIBIT 5.3

                           SURVEY OF CURRENT BUSINESS

------------------------------------------------------------- ----------------- ----------------------------------------------------

----------------------------------------
----------------------------------------
----------------------------------------                         Average                              1990
                                                              1989     1990     Jan.     Feb.     Mar.     Apr.     May      June
------------------------------------------------------------------------------------------------------------------------------------
                           COMMODITY PRICES
------------------------------------------------------------------------------------------------------------------------------------


                                                              -------- -------- -------- -------- -------- -------- -------- -------

                                                              -------- -------- -------- -------- -------- -------- -------- -------

                                                              -------- -------- -------- -------- -------- -------- -------- -------
                                                              -------- -------- -------- -------- -------- -------- -------- -------
                      PRODUCER PRICES
             (U.S. Department of Labor Indexes)
                                                              -------- -------- -------- -------- -------- -------- -------- -------

                                                              -------- -------- -------- -------- -------- -------- -------- -------
All commodities ---------------------  ------------  -----      112.2    116.3    114.9    114.4    114.2    114.1    114.6    114.3
                                                              -------- -------- -------- -------- -------- -------- -------- -------



TABLE (CONTINUED)


COMMODITY PRICES--Continued

PRODUCER PRICES
U.S. Department of Labor Indexes)--Continued

                                                                                                       1990
                                                                July    Aug.     Sept.    Oct.     Nov.     Dec.     _____
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                                                ------- -------- -------- -------- -------- -------- --------
All commodities ---------------------  ------------  -----       114.5    116.5    118.4    120.8    120.1    118.7
                                                                ------- -------- -------- -------- -------- -------- --------


                                    EXHIBIT 5.4

                                  SAMPLE INVOICE

                                                                November 1, 1991

Bassett Walker, Inc.
P.O. Box 5423
Martinsville, Virginia 24115

INVOICE NO: Sample

BILLING PERIOD:   10-01-91 thru 10-31-91

GROSS STEAM DELIVERED                                        40,000,001 Lbs
STEAM RATE (per thousand pounds)                                     $4.59
      Sub-Total                                                $183,600.00

THERMAL VALUE OF CONDENSATE CREDIT:
20,000,000 Lbs metered @ 200 F - 80 F ambient = 120 Btu/Lb
120 Btu/Lb x 20,000,000 Lbs = 2,400,000,000 Btu
2,400,000,000 Btu / 1,200,000 = 2,000
2,000 x $2.22 displaced fuel rate =                             ($4,440.00)

LIQUID VALUE OF CONDENSATE
20,000,000 Lbs metered / 8.00 Lbs/Gal = 2,500,000 Gal.
2,500,000 Gal. @ $1.00 per M.Gal =                              ($2,500.00)

LIQUID VALUE OF MAKE-UP WATER
20,000,000 Lbs metered / 8.33 Lbs/Gal = 2,400,960 Gal.
2,400,960 Gal. @ $1.00 per M.Gal =                              ($2,400.96)

THERMAL VALUE OF MAKE-UP WATER (if any)
20,000,000 Lbs metered @ 132 F - 80 F ambient = 52 Btu/Lb
52 Btu/Lb x 20,000,000 Lbs = 1,040,000,000 Btu
1,040,000,000 Btu / 1,200,000 = 867
867 x $2.22 Displaced Fuel Rate =                               ($1,924.74)

NET AMOUNT THIS REQUEST:                                       $172,334.30

TERMS:      Net Due November 15, 1991

NOTE: The conversion factor of 8.00 lbs. per gallon was used to convert pounds of condensate to gallons of condensate. 8.00 Lbs/Gal was based on a condensate temperature of 210 degrees Fahrenheit. In the event actual condensate temperatures increase or decrease more than 10% plus or minus the conversion factor will be adjusted to reflect the actual temperature.

                                    EXHIBIT 7.1

                               CONDENSATE PARAMETERS

         Parameter                                 Maximum Limit
----------------------------               ------------------------------

Total Hardness                                   1.0  parts per million
Sodium                                            .1  parts per million
Silica                                            .2  parts per million
Conductivity                                     100  micromos
Total Iron                                       .05  parts per million
Total Copper                                     .02  parts per million
Total Organic Carbon                              Non Detectable
Ph                                               6.5  - 8.0 Range

                     [Letterhead of Multitrade Group, Inc.]

March 24, 1994

Mr. Danny Cole
Bassett Walker, Inc.
PO Box 5423

Martinsville, VA  24115

RE:  STEAM AGREEMENT RENEWAL
     MARCH 1, 1995 THRU FEBRUARY 28, 1996

******************************************************************************

Dear Danny:

Enclosed are the steam rates offered for the period starting March 1, 1995 thru February 28, 1996. All other provisions, terms, and conditions contained in our Steam Agreement dated January 15, 1992 will remain in effect.

Your acceptance of this letter agreement is a commitment, on the part of both parties, to extend the term of the existing Agreement thru February 28, 1996 except using the steam rates indicated on the attached rate schedule.

We appreciate the business relationship which has been in existence over the past 11 years. I look forward to providing future steam services to the Bassett Walker organization.

Sincerely,



/s/ B. E. Brammer
---------------------------------
B. E. Brammer
President, Multitrade Group, Inc.

BEB:msm

Enclosure

                      [Letterhead of Bassett Walker, Inc.]


                                                                  March 31, 1994

Mr. Ed Brammer

MULTITRADE GROUP, INC.
P. O. Box 717
Ridgeway, VA  24148

              RE:  STEAM CONTRACT MAR 95 - FEB 96

Dear Ed:

           Bassett-Walker is in receipt of your steam rate schedule for the period of March 1, 1995 thru February 28, 1996. The rate schedule has been reviewed by the Facilities Engineering Department. We understand that M.T.G. desires to not issue a new formal contract, instead allowing acceptance of your letter of March 24, 1994 and the steam rate schedule to serve as contractual commitment by both parties to extend our existing agreement. Please accept this letter as a formal contractual commitment by Bassett-Walker to extend the agreement through February 28, 1996.

           Bassett-Walker looks forward to the excellent service in the future that has been experienced in the past from M.T.G., Inc.

                                                   Sincerely,


                                                   /s/ Stephen M. Fritz
                                                   --------------------------
                                                   Stephen M. Fritz
                                                   Vice President-Finance

SMF:jsm

cc:  George Clark
     VP Manufacturing

     Danny Cole
     Dir. Facilities Engineering

1993 Index: 118.9
BASSET-WALKER, INC. STEAM RATES
Effective March 1, 1995 through February 28, 1996

Annual Production          10,625,000  31,450,000  53,125,000  74,375,000  95,625,000 116,875,000 138,125,000 159,375,000

                               0        2,500,001   5,000,001   7,500,001  10,000,001  12,500,001  15,000,001  17,500,001
Gross Lbs. Steam               to           to          to         to          to          to          to          to
Delivered Monthly           2,500,000   5,000,000   7,500,000  10,000,000  12,500,000  15,000,000  17,500,000  20,000,000
                            ---------   ---------   ---------  ----------  ----------  ----------  ----------  ----------
Fuel                          2.27         2.27        2.27       2.27        2.27        2.27        2.27        2.27
Fixed O&M                    49.95        16.87        9.99       7.13        5.55        4.54        3.84        3.33
Variable O&M                  0.55         0.55        0.55       0.55        0.55        0.55        0.55        0.55
Capacity                      0.35         0.35        0.35       0.35        0.35        0.35        0.35        0.35
                            ---------   ---------   ---------  ----------  ----------  ----------  ----------  ----------

Total Steam
Billing Rate                 $53.12      $20.04      $13.16     $10.30       $8.72       $7.71       $7.01       $6.50

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                        0.0190558   0.0190558   0.0190558   0.0190558   0.0190558   0.0190558   0.0190558   0.0190558
Fixed O&M                   0.4200858   0.1418884   0.0840343   0.0600000   0.0466953   0.0381974   0.0322747   0.0279828
Variable O&M                0.0046352   0.0046352   0.0046352   0.0046352   0.0046352   0.0046352   0.0046352   0.0046352
Capacity                      FIXED       FIXED       FIXED       FIXED       FIXED       FIXED       FIXED       FIXED
==========================================================================================================================
Annual Production         265,625,000 286,875,000 308,125,000 329,375,000 350,625,000 367,526,000 393,125,000 414,375,000

                           30,000,001  32,500,001  35,000,001  37,500,001  40,000,001  42,500,001  45,000,001  47,500,001
Gross Lbs. Steam               to           to          to        to           to          to          to          to
Delivered Monthly          32,500,000  35,000,000  37,500,000  40,000,000  42,500,000  45,000,000  47,500,000  50,000,000
                           ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Fuel                          2.27         2.27        2.27       2.27        2.27        2.27        2.27        2.27
Fixed O&M                     2.00         1.85        1.72       1.61        1.51        1.44        1.35        1.28
Variable O&M                  0.55         0.55        0.55       0.55        0.55        0.55        0.55        0.55
Capacity                      0.35         0.35        0.35       0.35        0.35        0.35        0.35        0.35
                              ----         ----        ----       ----        ----        ----        ----        ----

Total Steam
Billing Rate                 $5.17        $5.02       $4.89      $4.78       $4.68       $4.61       $4.52       $4.45

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                        0.0190558   0.0190558   0.0190558   0.0190558   0.0190558   0.0190558   0.0190558   0.0190558
Fixed O&M                   0.0168240   0.0155365   0.0145064   0.0135622   0.0127039   0.0121030   0.0113305   0.0107296
Variable O&M                0.0046352   0.0046352   0.0046352   0.0046352   0.0046352   0.0046352   0.0046352   0.0046352
Capacity                      FIXED       FIXED       FIXED       FIXED       FIXED       FIXED       FIXED       FIXED
==========================================================================================================================

Annual Production          180,625,000 201,875,000 223,125,000 244,375,000

                            20,000,001  22,500,001  25,000,001  27,500,001
Gross Lbs. Steam                to          to          to          to
Delivered Monthly           22,500,000  25,000,000  27,500,000  30,000,000
                            ----------  ----------  ----------  ----------

Fuel                           2.27        2.27        2.27        2.27
Fixed O&M                      2.94        2.63        2.38        2.17
Variable O&M                   0.55        0.55        0.55        0.55
Capacity                       0.35        0.35        0.35        0.35
                            ----------  ----------  ----------  ----------

Total Steam
Billing Rate                  $6.11       $5.80       $5.95       $5.34

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                         0.0190558   0.0190558   0.0190558   0.0190558
Fixed O&M                    0.0247210   0.0221459   0.0200000   0.0182833
Variable O&M                 0.0046352   0.0046352   0.0046352   0.0046352
Capacity                       FIXED       FIXED       FIXED       FIXED
==========================================================================

Annual Production          435,625,000 456,875,000 478,125,000 499,375,000

                            50,000,001  52,500,001  55,000,001  57,500,001
Gross Lbs. Steam                to            to         to         to
Delivered Monthly           52,500,000  55,000,000  57,500,000  60,000,000
                            ----------  ----------  ----------  ----------

Fuel                           2.27        2.27        2.27        2.27
Fixed O&M                      1.21        1.16        1.11        1.06
Variable O&M                   0.55        0.55        0.55        0.55
Capacity                       0.35        0.35        0.35        0.35
                               ----        ----        ----        ----

Total Steam
Billing Rate                  $4.38       $4.33       $4.28       $4.23

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                         0.0190558   0.0190558   0.0190558   0.0190558
Fixed O&M                    0.0102146   0.0097854   0.0093562   0.0089270
Variable O&M                 0.0046352   0.0046352   0.0046352   0.0046352
Capacity                       FIXED       FIXED       FIXED       FIXED
==========================================================================

Condensate Credit:     Thermal Value: Equal to the displaced fuel value - $2.43
                                      per 1,200,000 BTUs in 1998 Dollars
                                      Liquid Value: $1.00 per thousand gallons
Make-up Water Credit:  Thermal Value: Equal to the displaced fuel value - $2.43 per 1,200,000 BTUs in 1998 Dollars
                                      Liquid Value: $1.00 per thousand gallons

                     [Letterhead of Multitrade Group, Inc.]

January 13, 1995

Mr. Danny Cole
Bassett Walker, Inc.
PO Box 5423
Martinsville, VA  24115

RE: Steam Rate March 1996 through February 1997

Dear Danny:

Enclosed are the proposed steam rates for the period commencing March 96 through February 97. Rates would apply to our existing steam agreement dated January 15, 1992; all other terms and conditions would remain.

As we discussed, the format of the producers price index has been changed and escalation, using the method which was previously used, is no longer feasible. I enclose a copy of November 1994 "Survey of Current Business" for your information. Perhaps we should use the consumer price index for future changes (see page C-43).

Our proposed price changes are approximately 1 1/2% increase. It is my understanding that the producer price index increased over 3% during 1994.

We appreciate your business and look forward to continuing to provide your steam needs.

Sincerely,


/s/ B. Edward Brammer
---------------------
B. Edward Brammer
CEO-Chairman

BEB/esc

Enclosures

                      [Letterhead of Bassett Walker, Inc.]

March 31, 1995

Mr. B. Edward Brammer
Multitrade Group, Inc.
P. O. Box 717
Ridgeway, VA  24148

      RE: Steam Contract March 1996 through February 1997


Dear Mr. Brammer:

           Bassett-Walker is in receipt of your proposed steam rate schedule for the period of March 1, 1996 through February, 1997. We understand that M.T.G. desires to not issue a new formal contract, instead allowing acceptance of your letter of January 13, 1995 and the steam rate schedule to serve as a contractual commitment by both parties to extend our existing agreement. Please accept this letter as a formal contractual commitment by Bassett-Walker to extend the agreement through February 28, 1997.

           Bassett-Walker looks forward to the excellent service in the future that has been experienced in the past from M.T.G.

                                               Sincerely,


                                               /s/ Robin H. Gehman
                                               ------------------------
                                               Robin H. Gehman
                                               Vice President-Finance

RHG:jsm

cc:  George Clark
     Danny Cole

Effective March 1, 1996 through February 28, 1997

               BASSETT-WALKER MONTHLY STEAM VOLUME DISCOUNT RATES

                                JANUARY 13, 1995

Annual Production    10,625,000    31,450,000    53,125,000    74,375,000    95,625,000   116,875,000   138,125,000   159,375,000

                   ================================================================================================================

Gross Lbs. Steam              0     2,500,001     5,000,001     7,500,001    10,000,001    12,500,001    15,000,001    17,500,001
Delivered Monthly            to            to            to            to            to            to            to            to
                      2,500,000     5,000,000     7,500,000    10,000,000    12,500,000    15,000,000    17,500,000    20,000,000
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Fuel                       2.27          2.27          2.27          2.27          2.27          2.27          2.27          2.27
Fixed O&M                 51.76         17.49         10.35          7.39          5.75          4.71          3.98          3.45
Variable O&M               0.56          0.56          0.56          0.56          0.56          0.56          0.56          0.56
Capacity                   0.35          0.35          0.35          0.35          0.35          0.35          0.35          0.35
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

Total Steam
Billing Rate       $      54.94  $      20.67  $      13.53  $      10.57  $       8.93  $       7.89  $       7.16  $       6.63

===================================================================================================================================

Annual Production   265,625,000   286,875,000   308,125,000   329,375,000   350,625,000   371,875,000   393,125,000   414,375,000

                   ================================================================================================================
Gross Lbs. Steam     30,000,001    32,500,001    35,000,001    37,500,001    40,000,001    42,500,001    45,000,001    47,500,001
Delivered Monthly            to            to            to            to            to            to            to            to
                     32,500,000    35,000,000    37,500,000    40,000,000    42,500,000    45,000,000    47,500,000    50,000,000
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
Fuel                       2.27          2.27          2.27          2.27          2.27          2.27          2.27          2.27
Fixed O&M                  2.07          1.92          1.78          1.67          1.57          1.48          1.40          1.33
Variable O&M               0.56          0.56          0.56          0.56          0.56          0.56          0.56          0.56
Capacity                   0.35          0.35          0.35          0.35          0.35          0.35          0.35          0.35
                   ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

Total Steam
Billing Rate       $       5.25  $       5.10  $       4.96  $       4.85  $       4.75  $       4.66  $       4.58  $       4.51

===================================================================================================================================

Annual Production   180,625,000   201,875,000   223,125,000   244,375,000

                   ======================================================

Gross Lbs. Steam     20,000,001    22,500,001    25,000,001    27,500,001
Delivered Monthly            to            to            to            to
                     22,500,000    25,000,000    27,500,000    30,000,000
                   ------------  ------------  ------------  ------------

Fuel                       2.27          2.27          2.27          2.27
Fixed O&M                  3.04          2.72          2.46          2.25
Variable O&M               0.56          0.56          0.56          0.56
Capacity                   0.35          0.35          0.35          0.35
                   ------------  ------------  ------------  ------------

Total Steam
Billing Rate       $       6.22  $       5.90  $       5.64  $       5.43

=========================================================================

Annual Production   435,625,000   456,875,000   478,125,000   499,375,000

                   ======================================================

Gross Lbs. Steam     50,000,001    52,500,001    55,000,001    57,500,001
Delivered Monthly            to            to            to            to
                     52,500,000    55,000,000    57,500,000    60,000,000
                   ------------  ------------  ------------  ------------

Fuel                       2.27          2.27          2.27          2.27
Fixed O&M                  1.26          1.20          1.15          1.10
Variable O&M               0.56          0.56          0.56          0.56
Capacity                   0.35          0.35          0.35          0.35
                   ------------  ------------  ------------  ------------

Total Steam
Billing Rate       $       4.44  $       4.38  $       4.33  $       4.28

=========================================================================

CONDENSATE CREDIT:      Thermal Value: Equal to the displaced fuel value - $2.27
                                       per 1,200,000 BTUs in 1998 Dollars
                        Liquid Value:  $1.00 per thousand gallons
MAKE-UP WATER CREDIT:   Thermal Value: Equal to the displaced fuel value - $2.27
                                       per 1,200,000 BTUs in 1998 Dollars
                        Liquid Value:  $1.00 per thousand gallons

                     [Letterhead of Multitrade Group, Inc.]

August 21, 1996

Mr. Danny Cole
Bassett Walker, Inc.
PO Box 5423
Martinsville, VA  24115

RE:  Steam Rates March 1997 through February 1998

Dear Danny:

Enclosed are the proposed steam rates which would apply to steam purchased from March 1, 1997 through February 1998. The fuel, fixed and variable O&M components have been adjusted to conform with the Producer's Price Index, 1995 average for all commodities.

All other terms and conditions, as spelled in the existing steam agreement dated January 15, 1992, will remain in full force and effect during the term of any extension.

We appreciate your business and look forward to continuing to provide your steam needs.

Sincerely,


/s/ B. E. Brammer
-----------------
B. E. Brammer
Chairman and CEO

                      [Letterhead of Bassett Walker, Inc.]

January 29, 1997

Mr. B. Edward Brammer
Multitrade Group, Inc.
P.O. Box 717
Ridgeway, VA  24148

            RE:  STEAM CONTRACT

Dear Mr. Brammer:

Bassett-Walker, Inc. is in receipt of your proposed steam rate schedule for the period of March 1, 1997 through February, 1998. We understand that Multitrade Group desires to not issue a new formal contract, instead allowing acceptance of your letter of August 21, 1996 and the steam rate schedule to serve as a contractual commitment by both parties to extend our existing agreement. Please accept this letter as a formal contractual commitment by Bassett-Walker to extend the agreement through February 28, 1998.

Bassett-Walker looks forward to the excellent service in the future that has been experienced in the past from Multitrade Group.

Sincerely,


/s/ Peter Keene
---------------
Peter Keene
Vice President
Finance

pb

c: George Clark
   Danny Cole

Effective March 1, 1997 through February 28, 1998
1995 Index: 125.8
Basset-Walker, Inc. Steam Rates

               BASSETT-WALKER MONTHLY STEAM VOLUME DISCOUNT RATES

                       RATE SHEET PRODUCED AUGUST 21, 1998

Annual Production             10,625,000    31,450,000    53,125,000    74,375,000    95,625,000   116,875,000   138,125,000

Gross Lb. Steam                        0     2,500,001     5,000,001     7,500,001    10,000,001    12,500,001    15,000,001
Delivered Monthly                     to            to            to            to            to            to            to
                               2,500,000     5,000,000     7,500,000    10,000,000    12,500,000    15,000,000    17,500,000
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
Fuel                                2.40          2.40          2.40          2.40          2.40          2.40          2.40
Fixed O&M                          52.85         17.85         10.57          7.55          5.87          4.81          4.06
Variable O&M                        0.58          0.58          0.58          0.58          0.58          0.58          0.58
Capacity                            0.35          0.35          0.35          0.35          0.35          0.35          0.35
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------

Total Steam
Billing Rate                $      56.18  $      21.18  $      13.90  $      10.88  $       9.20  $       8.14  $       7.39

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.4200858     0.1418884     0.0840343     0.0600000     0.0466953     0.0381974     0.0322747
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed         Fixed         Fixed
============================================================================================================================

Annual Production            265,625,000   286,875,000   308,125,000   329,375,000   350,625,000   371,875,000   393,125,000
Gross Lb. Steam               30,000,001    32,500,001    35,000,001    37,500,001    40,000,001    42,500,001    45,000,001
Delivered Monthly                     to            to            to            to            to            to            to
                              32,500,000    35,000,000    37,500,000    40,000,000    42,500,000    45,000,000    47,500,000
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
Fuel                                2.40          2.40          2.40          2.40          2.40          2.40          2.40
Fixed O&M                           2.12          1.95          1.82          1.71          1.60          1.52          1.43
Variable O&M                        0.58          0.58          0.58          0.58          0.58          0.58          0.58
Capacity                            0.35          0.35          0.35          0.35          0.35          0.35          0.35
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------

Total Steam
Billing Rate                $       5.45  $       5.28  $       5.16  $       5.04  $       4.93  $       4.85  $       4.76

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.0168240     0.0155365     0.0145064     0.0135622     0.0127039     0.0121030     0.0113305
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed         Fixed         Fixed
============================================================================================================================

Annual Production              159,375,000   180,625,000   201,875,000   223,125,000   244,375,000

Gross Lb. Steam                 17,500,001    20,000,001    22,500,001    25,000,001    27,500,001
Delivered Monthly                       to            to            to            to            to
                                20,000,000    22,500,000    25,000,000    27,500,000    30,000,000
                              ------------  ------------  ------------  ------------  ------------
Fuel                                  2.40          2.40          2.40          2.40          2.40
Fixed O&M                             3.52          3.11          2.79          2.52          2.30
Variable O&M                          0.58          0.58          0.58          0.58          0.58
Capacity                              0.35          0.35          0.35          0.35          0.35
                              ------------  ------------  ------------  ------------  ------------

Total Steam
Billing Rate                  $       6.85  $       6.44  $       6.12  $       5.85  $       5.63

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                             0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                        0.0279828     0.0247210     0.0221459     0.0200000     0.0182833
Variable O&M                     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                             Fixed         Fixed         Fixed         Fixed         Fixed
==================================================================================================

Annual Production              414,375,000   435,625,000   456,875,000   478,125,000   499,375,000
Gross Lb. Steam                 47,500,001    50,000,001    52,500,001    55,000,001    57,500,001
Delivered Monthly                       to            to            to            to            to
                                50,000,000    52,500,000    55,000,000    57,500,000    60,000,000
                              ------------  ------------  ------------  ------------  ------------
Fuel                                  2.40          2.40          2.40          2.40          2.40
Fixed O&M                             1.35          1.28          1.23          1.18          1.12
Variable O&M                          0.58          0.58          0.58          0.58          0.58
Capacity                              0.35          0.35          0.35          0.35          0.35
                              ------------  ------------  ------------  ------------  ------------

Total Steam
Billing Rate                  $       4.68  $       4.62  $       4.56  $       4.51  $       4.45

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                             0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                        0.0107296     0.0102146     0.0097854     0.0093562     0.0089270
Variable O&M                     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                             Fixed         Fixed         Fixed         Fixed         Fixed
==================================================================================================

CONDENSATE CREDIT:      Thermal Value: Equal to the displaced fuel value - $2.40
                                       per 1,200,000 BTUs in 1997 Dollars
                        Liquid Value:  $1.00 per thousand gallons

MAKE-UP WATER CREDIT:   Thermal Value: Equal to the displaced fuel value - $2.40
                                       per 1,200,000 BTUs in 1997 Dollars
                        Liquid Value:  $1.00 per thousand gallons

                     [Letterhead of Multitrade Group, Inc.]


May 1, 1997

Mr. Danny Cole
Bassett Walker
Martinsville, VA  24112

RE:  Steam Rate Adjustment

Dear Danny:

Attached is the proposed steam rate schedule for steam delivered between March 1, 1998 and February 28, 1999.

The rates were changed based on the rate of change in the Producer's Price "all commodities" index. The index changed from 125.8 to 127.6 (1996 average). The change in the index means an approximate 1.4% increase in steam pricing.

Request the rates on the attached sheet be approved for steam delivered during the time period indicated.

I appreciate the opportunity to serve you and the Bassett-Walker organization. I hope the attached rates meet your early approval.

Sincerely,


/s/ B. E. Brammer
-----------------
B. E. Brammer
CEO

                      [Letterhead of Bassett Walker, Inc.]

May 12, 1997

Mr. B. Edward Brammer
Multitrade Group, Inc.
P.O. Box 717
Ridgeway, VA 24148

Re: Steam Contract

Dear Mr. Brammer:

Basset-Walker, Inc. is in receipt of your proposed steam rate schedule for the period of March 1, 1998 through February 28, 1999. We understand that Multitrade Group desires to not issue a new formal contract, instead allowing acceptance of your letter of May 1, 1997 and the steam rate schedule to serve as a contractual commitment by Bassett-Walker, Inc, to extend the agreement through February 28, 1999.

Bassett-Walker, Inc. looks forward to the excellent service in the future that has been experienced in the past from Multitrade Group, Inc.

Sincerely,


/s/ George Clark
----------------
George Clark
Vice President
Manufacturing


cc: Peter Keene
    Danny Cole

Effective March 1, 1998 through February 28, 1999
1996 Index: 127.6
Basset-Walker, Inc. Steam Rates

               BASSETT-WALKER MONTHLY STEAM VOLUME DISCOUNT RATES

                         RATE SHEET PRODUCED MAY 1, 1997


Annual Production             10,625,000    31,450,000    53,125,000    74,375,000    95,625,000   116,875,000   138,125,000

Gross Lbs. Steam                       0     2,500,001     5,000,001     7,500,001    10,000,001    12,500,001    15,000,001
Delivered Monthly                     to            to            to            to            to            to            to
                               2,500,000     5,000,000     7,500,000    10,000,000    12,500,000    15,000,000    17,500,000
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
Fuel                                2.43          2.43          2.43          2.43          2.43          2.43          2.43
Fixed O&M                          53.60         18.10         10.72          7.66          5.96          4.87          4.12
Variable O&M                        0.59          0.59          0.59          0.59          0.59          0.59          0.59
Capacity                            0.35          0.35          0.35          0.35          0.35          0.35          0.35
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------

Total Steam
Billing Rate                $      56.98  $      21.48  $      14.10  $      11.03  $       9.33  $       8.25  $       7.49

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.4200858     0.1418884     0.0840343     0.0600000     0.0466953     0.0381974     0.0322747
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed         Fixed         Fixed
==============================================================================================================================

Annual Production            265,625,000   286,875,000   308,125,000   329,375,000   350,625,000   371,875,000   393,125,000
Gross Lbs. Steam              30,000,001    32,500,001    35,000,001    37,500,001    40,000,001    42,500,001    45,000,001
Delivered Monthly                     to            to            to            to            to            to            to
                              32,500,000    35,000,000    37,500,000    40,000,000    42,500,000    45,000,000    47,500,000
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
Fuel                                2.43          2.43          2.43          2.43          2.43          2.43          2.43
Fixed O&M                           2.15          1.98          1.85          1.73          1.62          1.54          1.54
Variable O&M                        0.59          0.59          0.59          0.59          0.59          0.59          0.59
Capacity                            0.35          0.35          0.35          0.35          0.35          0.35          0.35
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------

Total Steam
Billing Rate                $       5.52  $       5.36  $       5.22  $       5.10  $       4.99  $       4.92  $       4.82

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.0168240     0.0155365     0.0145064     0.0135622     0.0127039     0.0121030     0.0113305
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed         Fixed         Fixed
==============================================================================================================================

Annual Production            159,375,000   180,625,000   201,875,000   223,125,000   244,375,000

Gross Lbs. Steam              17,500,001    20,000,001    22,500,001    25,000,001    27,500,001
Delivered Monthly                     to            to            to            to            to
                              20,000,000    22,500,000    25,000,000    27,500,000    30,000,000
                            ------------  ------------  ------------  ------------  ------------
Fuel                                2.43          2.43          2.43          2.43          2.43
Fixed O&M                           3.57          3.15          2.83          2.55          2.33
Variable O&M                        0.59          0.59          0.59          0.59          0.59
Capacity                            0.35          0.35          0.35          0.35          0.35
                            ------------  ------------  ------------  ------------  ------------

Total Steam
Billing Rate                $       6.94  $       6.53  $       6.20  $       5.92  $       5.71

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.0279828     0.0247210     0.0221459     0.0200000     0.0162333
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed
================================================================================================

Annual Production            414,375,000   435,625,000   456,875,000   478,125,000   499,375,000
Gross Lbs. Steam              47,500,001    50,000,001    52,500,001    55,000,001    57,500,001
Delivered Monthly                     to            to            to            to            to
                              50,000,000    52,500,000    55,000,000    57,500,000    60,000,000
                            ------------  ------------  ------------  ------------  ------------
Fuel                                2.43          2.43          2.43          2.43          2.43
Fixed O&M                           1.37          1.30          1.25          1.19          1.14
Variable O&M                        0.59          0.59          0.59          0.59          0.59
Capacity                            0.35          0.35          0.35          0.35          0.35
                            ------------  ------------  ------------  ------------  ------------

Total Steam
Billing Rate                $       4.74  $       4.68  $       4.62  $       4.57  $       4.51

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.0107296     0.0102146     0.0097854     0.0093562     0.0089270
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed
================================================================================================

Condensate Credit:      Thermal Value: Equal to the displaced fuel value - $2.43
                                       per 1,200,000 BTUs in 1998 Dollars
                        Liquid Value:  $1.00 per thousand gallons
Make-up Water Credit:   Thermal Value: Equal to the displaced fuel value - $2.43
                                       per 1,200,000 BTUs in 1998 Dollars
                        Liquid Value:  $1.00 per thousand gallons

                     [Letterhead of Multitrade Group, Inc.]

March 11, 1998

Mr. Danny Cole
VF Knitware, Inc.
Martinsville, VA  24112

RE:  Steam Rate Adjustment

Dear Danny:

Attached is the proposed steam rate schedule for steam delivered between March 1, 1999 and February 28, 2000.

There is NO change in the actual steam rate. The Producers Price Index "All Commodities Index" remained at 127.6 (see the attached copy).

Request the rates on the attached sheet be approved for steam delivered during the time period indicated.

I will also prepare an amendment to the steam agreement that formalizes and binds both parties to the terms and conditions. This is necessary in view of the name change to VF Knitware, Inc.

Sincerely,



/s/ B. E. Brammer
-----------------
B. E. Brammer
CEO

           [Letterhead of VF Knitwear (formerly Bassett Walker, Inc.)]

March 13, 1998



Mr. B. Edward Brammer
Multitrade Group, Inc.
P.O. Box 717
Ridgeway, VA 24148

RE: Steam Contract
    March 1, 1999 - February 28, 2000

Dear Mr. Brammer:

     VF Knitwear, Inc. is in receipt of your proposed steam rate schedule for the period of March 1, 1999 through February 28, 2000. VF Knitwear, Inc. agrees to the steam rate schedule as submitted.

     VF Knitwear, Inc. looks forward to the excellent service in the future that has been experienced in the past from Multitrade Group.

                                           Sincerely,



                                           /s/ George Clark
                                           ----------------
                                           George Clark
                                           Vice President
                                           Manufacturing

cc: Danny Cole

Effective March 1, 1999 through February 28, 2000
1997 Index: 127.6
Basset-Walker, Inc. Steam Rates

                       BASSETT-WALKER MONTHLY STEAM VOLUME DISCOUNT RATES

                               RATE SHEET PRODUCED MARCH 11, 1998

Annual Production             10,625,000    31,450,000    53,125,000    74,375,000    95,625,000   116,875,000   138,125,000

                                       0     2,500,001     5,000,001     7,500,001    10,000,001    12,500,001    15,000,001
Gross Lbs. Steam                      to            to            to            to            to            to            to
Delivered Monthly              2,500,000     5,000,000     7,500,000    10,000,000    12,500,000    15,000,000    17,500,000
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
Fuel                                2.43          2.43          2.43          2.43          2.43          2.43          2.43
Fixed O&M                          53.60         18.10         10.72          7.66          5.96          4.87          4.12
Variable O&M                        0.59          0.59          0.59          0.59          0.59          0.59          0.59
Capacity                            0.35          0.35          0.35          0.35          0.35          0.35          0.35

Total Steam
Billing Rate                $      56.98  $      21.48  $      14.10  $      11.03  $       9.33  $       8.25  $       7.49

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.4200858     0.1418884     0.0840343     0.0600000     0.0466953     0.0381974     0.0322747
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed         Fixed         Fixed
==============================================================================================================================

Annual Production            265,625,000   286,875,000   308,125,000   329,375,000   350,625,000   371,875,000   393,125,000
Gross Lbs. Steam              30,000,001    32,500,001    35,000,001    37,500,001    40,000,001    42,500,001    45,000,001
Delivered Monthly                     to            to            to            to            to            to            to
                              32,500,000    35,000,000    37,500,000    40,000,000    42,500,000    45,000,000    47,500,000
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
Fuel                                2.43          2.43          2.43          2.43          2.43          2.43          2.43
Fixed O&M                           2.15          1.98          1.85          1.73          1.62          1.54          1.54
Variable O&M                        0.59          0.59          0.59          0.59          0.59          0.59          0.59
Capacity                            0.35          0.35          0.35          0.35          0.35          0.35          0.35
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------

Total Steam
Billing Rate                $       5.52  $       5.36  $       5.22  $       5.10  $       4.99  $       4.92  $       4.82

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.0168240     0.0155365     0.0145064     0.0135622     0.0127039     0.0121030     0.0113305
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed         Fixed         Fixed
==============================================================================================================================

Annual Production            159,375,000   180,625,000   201,875,000   223,125,000   244,375,000

                              17,500,001    20,000,001    22,500,001    25,000,001    27,500,001
Gross Lbs. Steam                      to            to            to            to            to
Delivered Monthly             20,000,000    22,500,000    25,000,000    27,500,000    30,000,000
                            ------------  ------------  ------------  ------------  ------------
Fuel                                2.43          2.43          2.43          2.43          2.43
Fixed O&M                           3.57          3.15          2.83          2.55          2.33
Variable O&M                        0.59          0.59          0.59          0.59          0.59
Capacity                            0.35          0.35          0.35          0.35          0.35

Total Steam
Billing Rate                $       6.94  $       6.53  $       6.20  $       5.92  $       5.71

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.0279828     0.0247210     0.0221459     0.0200000     0.0182833
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed
================================================================================================

Annual Production            414,375,000   435,625,000   456,875,000   478,125,000   499,375,000
Gross Lbs. Steam              47,500,001    50,000,001    52,500,001    55,000,001    57,500,001
Delivered Monthly                     to            to            to            to            to
                              50,000,000    52,500,000    55,000,000    57,500,000    60,000,000
                            ------------  ------------  ------------  ------------  ------------
Fuel                                2.43          2.43          2.43          2.43          2.43
Fixed O&M                           1.37          1.30          1.25          1.19          1.14
Variable O&M                        0.59          0.59          0.59          0.59          0.59
Capacity                            0.35          0.35          0.35          0.35          0.35
                            ------------  ------------  ------------  ------------  ------------

Total Steam
Billing Rate                $       4.74  $       4.68  $       4.62  $       4.57  $       4.51

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.0107296     0.0102146     0.0097854     0.0093562     0.0089270
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed
================================================================================================

Condensate Credit:      Thermal Value: Equal to the displaced fuel value - $2.43
                                       per 1,200,000 BTUs in 1998 Dollars
                                       Liquid Value: $1.00 per thousand gallons
Make-up Water Credit:   Thermal Value: Equal to the displaced fuel value - $2.43
                                       per 1,200,000 BTUs in 1998 Dollars
                                       Liquid Value: $1.00 per thousand gallons

                     [Letterhead of Multitrade Group, Inc.]


February 25, 1999

Mr. Danny Cole
VF Knitwear, Inc.
P.O. Box 5423
Martinsville, VA  24114

RE: Steam Rate Adjustment

Dear Danny:

Please find enclosed a rate sheet for steam sales for the period of March 1, 2000 through February 2001. The rates have been reduced in accordance with the Producer's Price Index -- All Commodities for 1998 as required in Section 5.3b and 5.3c in the Steam Agreement dated March 1, 1993. The condensate credit was changed to the fuel component rate in accordance with Section 7.3.

As allowed in Section 13 in the Steam Agreement, Multitrade requests that the acceptance of the rate schedule and this letter serve as a contractual commitment by both parties to extend the agreement through February 2001.

Multitrade looks forward to providing your steam energy needs!

Sincerely,




-----------------------------------
John M. Helton
Vice President Virginia Operations

           [Letterhead of VF Knitwear (formerly Bassett Walker, Inc.)]


February 26, 1999


Mr. John M. Helton
Multitrade Group, Inc.
P.O. Box 717
Ridgeway, VA 24148

RE: Steam Contract: March 1, 2000 - February 28, 2001


Dear Mr. Helton:

     VF Knitwear, Inc. has received your proposed steam rate schedule for the period of March 1, 2000 through February 28, 2001. VF Knitwear, Inc. accepts the rate schedule and will continue our contract for the covered period.

     VF Knitwear, Inc. looks forward to the excellent service in the future that has been experienced in the past from Multitrade Group.

                                          Sincerely,



                                          /s/ Wayne Hill
                                          --------------------------
                                          Wayne Hill
                                          V.P. Textile Manufacturing

cc: Bob Howard
    Dan Templin
    Danny Cole

Effective March 1, 2000 through February 28, 2001
1998 Index:  124.4
Basset-Walker, Inc. Steam Rates

                 VF KNITWEAR MONTHLY STEAM VOLUME DISCOUNT RATES
                   STEAM PURCHASED FROM KTI ENERGY OF VIRGINIA
                     RATE SHEET (PRODUCED FEBRUARY 24, 1999)

Annual Production             10,625,000    31,450,000    53,125,000    74,375,000    95,625,000   116,875,000   138,125,000

                                       0     2,500,001     5,000,001     7,500,001    10,000,001    12,500,001    15,000,001
Gross Lbs. Steam                      to            to            to            to            to            to            to
Delivered Monthly              2,500,000     5,000,000     7,500,000    10,000,000    12,500,000    15,000,000    17,500,000
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
Fuel                                2.37          2.37          2.37          2.37          2.37          2.37          2.37
Fixed O&M                          52.26         17.65         10.45          7.46          5.81          4.75          4.01
Variable O&M                        0.58          0.58          0.58          0.58          0.58          0.58          0.58
Capacity                            0.35          0.35          0.35          0.35          0.35          0.35          0.35

Total Steam
Billing Rate                $      55.56  $      20.95  $      13.75  $      10.76  $       9.11  $       8.05  $       7.31

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.4200858     0.1418884     0.0840343     0.0600000     0.0466953     0.0381974     0.0322747
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed         Fixed         Fixed
==============================================================================================================================

Annual Production            265,625,000   286,875,000   308,125,000   329,375,000   350,625,000   371,875,000   393,125,000

Gross Lbs. Steam              30,000,001    32,500,001    35,000,001    37,500,001    40,000,001    42,500,001    45,000,001
Delivered Monthly                     to            to            to            to            to            to            to
                              32,500,000    35,000,000    37,500,000    40,000,000    42,500,000    45,000,000    47,500,000
                            ------------  ------------  ------------  ------------  ------------  ------------  ------------
Fuel                                2.37          2.37          2.37          2.37          2.37          2.37          2.37
Fixed O&M                           2.09          1.93          1.80          1.69          1.58          1.51          1.41
Variable O&M                        0.58          0.58          0.58          0.58          0.58          0.58          0.58
Capacity                            0.35          0.35          0.35          0.35          0.35          0.35          0.35

Total Steam
Billing Rate                $       5.39  $       5.23  $       5.10  $       4.98  $       4.88  $       4.81  $       4.71

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.0168240     0.0155365     0.0145064     0.0135622     0.0127039     0.0121030     0.0113305
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed         Fixed         Fixed
==============================================================================================================================

Annual Production            159,375,000   180,625,000   201,875,000   223,125,000   244,375,000

                              17,500,001    20,000,001    22,500,001    25,000,001    27,500,001
Gross Lbs. Steam                      to            to            to            to            to
Delivered Monthly             20,000,000    22,500,000    25,000,000    27,500,000    30,000,000
                            ------------  ------------  ------------  ------------  ------------
Fuel                                2.37          2.37          2.37          2.37          2.37
Fixed O&M                           3.48          3.08          2.75          2.49          2.27
Variable O&M                        0.58          0.58          0.58          0.58          0.58
Capacity                            0.35          0.35          0.35          0.35          0.35

Total Steam
Billing Rate                $       6.78   $      6.37  $       6.05  $       5.79  $       5.57

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.0279828     0.0247210     0.0221459     0.0200000     0.0182833
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed
================================================================================================

Annual Production            414,375,000   435,625,000   456,875,000   478,125,000   499,375,000
Gross Lbs. Steam              47,500,001    50,000,001    52,500,001    55,000,001    57,500,001
Delivered Monthly                     to            to            to            to            to
                              50,000,000    52,500,000    55,000,000    57,500,000    60,000,000
                            ------------  ------------  ------------  ------------  ------------
Fuel                                2.37          2.37          2.37          2.37          2.37
Fixed O&M                           1.33          1.27          1.22          1.16          1.11
Variable O&M                        0.58          0.58          0.58          0.58          0.58
Capacity                            0.35          0.35          0.35          0.35          0.35

Total Steam
Billing Rate                $       4.63  $       4.57  $       4.51  $       4.46  $       4.41

CALCULATION OF MULTIPLIERS
--------------------------

Fuel                           0.0190558     0.0190558     0.0190558     0.0190558     0.0190558
Fixed O&M                      0.0107296     0.0102146     0.0097854     0.0093562     0.0089270
Variable O&M                   0.0046352     0.0046352     0.0046352     0.0046352     0.0046352
Capacity                           Fixed         Fixed         Fixed         Fixed         Fixed
================================================================================================

Condensate Credit:      Thermal Value: Equal to the displaced fuel value - $2.37
                                       per 1,200,000 BTUs
                        Liquid Value:  $1.00 per thousand gallons
Make-up Water Credit:   Thermal Value: Equal to the displaced fuel value - $2.37
                                       per 1,200,000 BTUs
                        Liquid Value:  $1.00 per thousand gallons

Accepted and Approved:
                              /s/ Wayne Hill
                      ------------------------------------
                              V.F. Knitwear, Inc.


                          /s/ John M. Helton
                      ------------------------------------
                          KTI Energy of Virginia, Inc.